Exhibit 99.1

June 21, 2024

Bank of America Corporation Announces Fallback Rate (CORRA) as Substitute Base Rate

for Certain Outstanding Debt Securities Linked to the Canadian dollar Bankers’ Acceptance Rate (CDOR) After June 28, 2024

CHARLOTTE, N.C. – Bank of America Corporation (“BAC”) (NYSE: BAC) has issued and outstanding certain floating or fixed-to-floating rate debt securities, listed in Annexes 1, 2 and 3 to this press release for which the Canadian dollar Bankers’ Acceptance Rate (“CDOR”), which is also known as the Canadian Dollar Offered Rate, for an index maturity of three months (“Three-Month CDOR”) serves as the base rate used or to be used in calculating or determining applicable interest payments (the “CDOR Securities”). On May 16, 2022, Refinitiv Benchmark Services (UK) Limited (“RBSL”), the administrator of CDOR, announced that the calculation and publication of all remaining CDOR tenors, including Three-Month CDOR, will permanently cease immediately following a final publication on Friday, June 28, 2024.

BAC is announcing that, on the first Toronto banking day after June 28, 2024 (the “CDOR Replacement Date”), Fallback Rate (CORRA) published for a three-month tenor, as calculated and provided by Bloomberg Index Services Limited (“BISL”) (or any successor provider thereof) (“Three-Month Fallback Rate (CORRA)”) will replace Three-Month CDOR as the base rate for calculations or determinations of applicable interest rates and payments during floating rate interest periods for each of the CDOR Securities listed in Annexes 1 and 2 to this press release. Such replacement will be effective for such determinations for floating rate interest periods commencing (and the related interest determination dates occurring) on and after the CDOR Replacement Date but will not affect any such determinations for floating rate interest periods for which the relevant interest determination dates occur prior to the CDOR Replacement Date. The manner in which Three-Month Fallback Rate (CORRA) is determined and the timing for determinations of Three-Month Fallback Rate (CORRA) for purposes of the CDOR Securities differ from the manner and timing of determinations of Three-Month CDOR. See “Three-Month Fallback Rate (CORRA)” below.

In addition, BAC is announcing that it intends to redeem the CDOR Securities listed in Annex 3 to this press release in accordance with their terms prior to the commencement of the floating rate period for such CDOR Securities. This press release does not constitute a notice of redemption of the CDOR Securities listed in Annex 3, and any such notice of redemption will be issued separately in accordance with the terms of the CDOR Securities listed in Annex 3 and the applicable indenture. See “CDOR Securities—CDOR Securities with Non-Workable Fallback Provisions” below.

CDOR Securities

Each CDOR Security listed in Annexes 1, 2 and 3 to this press release falls into one of the three categories described below.

CDOR Securities with Alternative Rate Determined by Calculation Agent

The series of CDOR Securities listed in Annex 1 to this press release (the “Annex 1 CDOR Securities”) contain fallback provisions for Three-Month CDOR directing Merrill Lynch Canada Inc. (“ML Canada”), as calculation agent for each series of Annex 1 CDOR Securities, to use as a substitute for Three-Month CDOR if such rate has been permanently or indefinitely discontinued, the alternative reference rate selected or recommended by the central bank, monetary authority, relevant regulatory supervisor or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice for debt obligations such as the Annex 1 CDOR Securities (such rate, the “Alternative Rate”). For each series of the Annex 1 CDOR Securities, ML Canada has determined that it will use Three-Month Fallback Rate (CORRA) as the Alternative Rate on and after the CDOR Replacement Date.

CDOR Securities Containing CARR Recommended Fallback Provisions

The series of CDOR Securities listed in Annex 2 to this press release (the “Annex 2 CDOR Securities”) contain fallback provisions for Three-Month CDOR substantially in the form recommended by the Canadian Alternative Reference Rate Working Group (“CARR”) on July 6, 2021. These fallback provisions provide that, if an index cessation event and index cessation effective date (as such terms are defined in the Annex 2 CDOR Securities) have occurred with respect to Three-Month CDOR, the rate for an interest determination date occurring on or after the index cessation effective date will be determined as if references to Three-Month CDOR were references to Three-Month Fallback Rate (CORRA). BAC has determined that an index cessation event has occurred with respect to Three-Month CDOR and that the related index cessation effective date will occur on the CDOR Replacement Date, such that, for each of the Annex 2 CDOR Securities, the rate of interest for each floating rate interest period commencing on or after the CDOR Replacement Date will be determined as if references to Three-Month CDOR were references to Three-Month Fallback Rate (CORRA).

CDOR Securities with Non-Workable Contractual Fallback Provisions

The single series of CDOR Securities listed in Annex 3 to this press release (the “Annex 3 CDOR Securities”) contains fallback provisions for Three-Month CDOR that provide solely for (i) use of an alternative page to obtain Three-Month CDOR and (ii) inquiries for quotes from banks for Canadian dollar bankers’ acceptances. It is expected that, following the CDOR Replacement Date, such fallback provisions would not be effective in providing a base rate for the Annex 3 CDOR Securities. As a result, BAC intends to redeem the Annex 3 CDOR Securities in accordance with their terms prior to the commencement of the floating rate period. This press release does not constitute a notice of redemption of the Annex 3 CDOR Securities, and any such notice will be issued separately in accordance with the terms and provisions of the Annex 3 CDOR Securities and the governing indenture.

Three-Month Fallback Rate (CORRA)

Fallback Rate (CORRA) is the CARR-recommended replacement rate for CDOR for legacy floating-rate notes referencing CDOR. Three-Month Fallback Rate (CORRA) is calculated and provided by BISL, as the vendor officially selected for that purpose by the International Swaps and Derivatives Association Inc. (“ISDA”), and comprises the daily Canadian Overnight Repo Rate Average (“CORRA”) administered by the Bank of Canada compounded in arrears over the relevant three-month interest period, and a fixed spread adjustment of 0.32138% (being the static spread relating to Three-Month CDOR fixed by BISL on May 16, 2022). BISL calculates Three-Month Fallback Rate (CORRA) in accordance with specific formulae, definitions, rules and conventions set forth in its “IBOR Fallback Rate Adjustments Rule Book.”

Three-Month CDOR is a forward-looking term rate determined by the calculation agent at the beginning of each applicable floating rate interest period for the CDOR Securities. Because Three-Month Fallback Rate (CORRA) represents daily CORRA compounded in arrears, unlike Three-Month CDOR, Three-Month Fallback Rate (CORRA) can be determined only near the end of each applicable interest period for the CDOR Securities. For a description of how the calculation agent will determine Three-Month Fallback Rate (CORRA) for each floating rate interest period for the CDOR Securities commencing on or after the CDOR Replacement Date, please refer to Annex 4.

Adjustments to Other Terms and Provisions of the CDOR Securities

Under the terms of the CDOR Securities, ML Canada, as calculation agent, or BAC, as issuer, has the right to make certain adjustments to the terms of the CDOR Securities in connection with the substitution of Three-Month Fallback Rate (CORRA) for Three-Month CDOR as the base rate for the CDOR Securities. See Annex 5 for a description of such adjustments that ML Canada and BAC, as applicable, have determined will be applicable for the Annex 1 CDOR Securities and Annex 2 CDOR Securities, respectively.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made in this press release include, without limitation, statements concerning the expected transition of the base rate for the CDOR Securities to Three-Month Fallback Rate (CORRA), and the Corporation’s intention to redeem the CDOR Securities listed in Annex 3. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict or beyond our control. You should not place undue reliance on any forward-looking statement and should consider the uncertainties with respect to such transition and resulting risks that such transition would not occur, and including those discussed under Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in any of our subsequent Securities and Exchange Commission filings. Forward-looking statements speak only as of the date they are made, and except as required by the U.S. federal securities laws, we undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Bank of America

Bank of America is one of the world’s leading financial institutions, serving individual consumers, small and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving approximately 69 million consumer and small business clients with approximately 3,800 retail financial centers, approximately 15,000 ATMs (automated teller machines) and award-winning digital banking with approximately 57 million verified digital users. Bank of America is a global leader in wealth management, corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. Bank of America offers industry-leading support to approximately 4 million small business households through a suite of innovative, easy-to-use online products and services. The company serves clients through operations across the United States, its territories and more than 35 countries. Bank of America Corporation stock is listed on the New York Stock Exchange (NYSE: BAC).

For more Bank of America news, including dividend announcements and other important information, visit the Bank of America newsroom and register for news email alerts.

Investors May Contact:

Lee McEntire, Bank of America

Phone: 1.980.388.6780

lee.mcentire@bofa.com

Jonathan Blum, Bank of America (Fixed Income)

Phone: 1.212.449.3112

jonathan.blum@bofa.com

Reporters May Contact:

Bill Halldin, Bank of America

Phone: 1.916.724.0093

william.halldin@bofa.com

ANNEX 1

Calculation Agent Determination

CUSIP No.	Issue Date	Title of Security
060505FS8	3/24/20	3.515% Fixed/Floating Rate Senior Notes, due March 2026
060505FU3	3/25/21	2.598% Fixed/Floating Rate Senior Notes, due April 2029
060505FZ2	6/15/21	1.978% Fixed/Floating Rate Senior Notes, due September 2027
060505FY5	6/15/21	Floating Rate Senior Notes, due September 2027

ANNEX 2

CARR Recommended Fallback Provisions

CUSIP No.	Issue Date		Title of Security
060505GF5	3/16/22	[1]	3.615% Fixed/Floating Rate Senior Notes, due March 2028
060505GE8	3/16/22		Floating Rate Senior Notes, due March 2026

[1]	Issue Date of 3/28/2022 for additional notes issued in a reopening of this series.

ANNEX 3

Non-Workable Contractual Fallback Provisions

CUSIP No.	Issue Date	Title of Security
060505FG4	9/20/17	3.407% Fixed/Floating Rate Senior Notes, due September 2025

ANNEX 4

Calculation Agent’s Determination of Three-Month Fallback Rate (CORRA)

For each series of CDOR Securities, for each floating rate interest period commencing on or after the CDOR Replacement Date, ML Canada will determine the applicable interest rate as if references to Three-Month CDOR in the terms and provisions of each series of such CDOR Securities were references to Three-Month Fallback Rate (CORRA), as provided by BISL on the Fallback Rate (CORRA) Screen (as defined below), for the Original IBOR Rate Record Day (as defined below) that corresponds to the applicable interest determination date for such floating rate interest period, as most recently provided or published as at 11:30 a.m., Toronto time on the related Fallback Observation Day (as defined below). If publication of Three-Month Fallback Rate (CORRA) has not ceased permanently or indefinitely, and neither BISL provides, nor authorized distributors publish, Three-Month Fallback Rate (CORRA) for the applicable Original IBOR Rate Record Day at, or prior to, 11:30 a.m., Toronto time on such related Fallback Observation Day, then the rate for such interest determination date will be Three-Month Fallback Rate (CORRA) as most recently provided or published on the Fallback Rate (CORRA) Screen at that time for the most recent Original IBOR Rate Record Day, notwithstanding that such day does not correspond to such interest determination date for such floating rate interest period.

For purposes of the foregoing description of the determination of Three-Month Fallback Rate (CORRA):

•

“Fallback Observation Day” means, in respect of an interest determination date and the interest period to which such interest determination date relates, the day that is two business days (as defined in the terms and provisions of the applicable series of CDOR Securities) preceding the related interest payment date for such interest period;

•

“Fallback Rate (CORRA) Screen” means the Bloomberg Screen corresponding to the Bloomberg ticker for the fallback for CDOR for a relevant interest period accessed via the Bloomberg Screen <FBAK> <GO> Page (or, if applicable, accessed via the Bloomberg Screen <HP><GO>) or any other published source designated by BISL (or a successor provider as approved and/or appointed by ISDA from time to time); and

•	References to an “Original IBOR Rate Record Day” are to that term as used on the Fallback Rate (CORRA) Screen.

ANNEX 5

Adjustments to Other Terms and Provisions of the CDOR Securities

Adjustments for Annex 1 CDOR Securities

The following adjustments will be applicable to the terms and provisions of the Annex 1 CDOR Securities for each floating rate interest period commencing on or after the CDOR Replacement Date:

•

The calculation agent will not refer to the interest determination date when determining the applicable interest rate for a series of Annex 1 CDOR Securities for a particular interest period. Instead, the calculation agent will refer to the applicable Fallback Observation Day, in accordance with the description set forth in Annex 4.

•	The calculation date for each floating rate interest period will be the Fallback Observation Day for the applicable interest period.

•

The calculation agent will provide BAC, as issuer, and, upon request, the holder of any Annex 1 CDOR Securities, Three-Month Fallback Rate (CORRA), the interest rate and the amount of interest accrued with respect to any interest period for such CDOR Security, after Three-Month Fallback Rate (CORRA) and such interest rate and accrued interest have been determined.

•

Upon the occurrence of a Fallback Index Cessation Event with respect to Three-Month Fallback Rate (CORRA), the rate for an interest reset date which relates to a relevant interest period in respect of which the Fallback Observation Day occurs on or after the Fallback Index Cessation Effective Date will be Compounded CORRA based on the Canadian Overnight Repo Rate Average (“CORRA”) administered by the Bank of Canada (or any successor administrator), plus a fixed spread adjustment of 0.32138%[2], where:

•

“Bloomberg IBOR Fallback Rate Adjustments Rule Book” means the IBOR Fallback Rate Adjustments Rule Book published by Bloomberg Index Services Limited (or a successor provider as approved and/or appointed by ISDA from time to time), as updated from time to time in accordance with its terms;

•

“Compounded CORRA” means term-adjusted CORRA compounded-in-arrears, calculated by the calculation agent in accordance with the methodology pursuant to which BISL (or a successor provider as approved and/or appointed by ISDA from time to time) calculated Three-Month Fallback Rate (CORRA), by reference to the Bloomberg IBOR Fallback Rate Adjustments Rule Book. For the avoidance of doubt, Compounded CORRA does not include the fixed spread adjustment of 0.32138%.

[2]

CARR has stated that the difference between Three-Month Fallback Rate (CORRA) and the rate referred to above is that Three-Month Fallback Rate (CORRA) is a benchmark provided by BISL, while the rate referred to above is a rate determined by the calculation agent using the same methodology as BISL, and that such rates are economically the same, differing only as to who calculates them. This footnote is explanatory only and does not represent an adjustment to the terms and provisions of the Annex 1 CDOR Securities.

•

“Fallback Index Cessation Effective Date” means, in respect of a Fallback Index Cessation Event, the first date on which Three-Month Fallback Rate (CORRA) is no longer provided. If Three-Month Fallback Rate (CORRA) ceases to be provided on a Fallback Observation Day in respect of an interest period but it was provided at the time at which it is to be observed on such Fallback Observation Day, then the Fallback Index Cessation Effective Date will be the next day on which the rate would ordinarily have been published; and

•

“Fallback Index Cessation Event” means: (a) a public statement or publication of information by or on behalf of the administrator or provider of Three-Month Fallback Rate (CORRA) announcing that it has ceased or will cease to provide Three-Month Fallback Rate (CORRA) permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator or provider that will continue to provide Three-Month Fallback Rate (CORRA) or (b) a public statement or publication of information by the regulatory supervisor for the administrator of Three-Month Fallback Rate (CORRA), the Bank of Canada, an insolvency official with jurisdiction over the administrator for Three-Month Fallback Rate (CORRA), a resolution authority with jurisdiction over the administrator for Three-Month Fallback Rate (CORRA) or a court or an entity with similar insolvency or resolution authority over the administrator for Three-Month Fallback Rate (CORRA), which states that the administrator of Three-Month Fallback Rate (CORRA) has ceased or will cease to provide Three-Month Fallback Rate (CORRA) permanently or indefinitely, provided that, at the time of the statement or publication, there is no successor administrator that will continue to provide Three-Month Fallback Rate (CORRA).

In addition to the adjustments set forth above, the provisions regarding the determination of interest rates and Three-Month Fallback Rate (CORRA) set forth in Annex 4 represent adjustments to the terms and provisions of to the Annex 1 CDOR Securities.

Adjustments to Terms and Provisions of Annex 2 CDOR Securities

The following adjustments will be applicable to the terms and provisions of the Annex 2 CDOR Securities for each floating rate interest period commencing on or after the CDOR Replacement Date:

•

The calculation agent will not refer to the interest determination date when determining the applicable interest rate for a series of the Annex 2 CDOR Securities for a particular interest period. Instead, the calculation agent will refer to the applicable Fallback Observation Day, in accordance with the description set forth in Annex 4.

•	The calculation date for each floating rate interest period will be the Fallback Observation Day for the applicable interest period.

•

The calculation agent will provide BAC, as issuer, and, upon request, the holder of any Annex 2 CDOR Securities, Three-Month Fallback Rate (CORRA), the interest rate and the amount of interest accrued with respect to any interest period for such CDOR Security, after Three-Month Fallback Rate (CORRA) and such interest rate and accrued interest have been determined.